UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 17, 2021

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 S. Clinton Ave., Suite 510, Rochester, New York		14604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market
Warrants to Purchase Common Stock	VRMEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 17, 2021, VerifyMe, Inc. (the “Company”) entered into indemnification agreements, in substantially the form attached as Exhibit 10.1 to this Current Report on Form 8-K (individually, the “Indemnification Agreement” and collectively, the “Indemnification Agreements”), with each person currently serving on the Board of Directors (the “Board”) and as an executive officer of the Company. The Indemnification Agreements entered into with the current directors and executive officers supersede any previous agreements between such parties. The Indemnification Agreement is also intended for use by the Company for any indemnification agreements entered into by the Company with any future directors or officers where the Board deems appropriate and in the best interest of the Company and its stockholders.

The Indemnification Agreement will, among other things, require the Company to indemnify each director and executive officer to the fullest extent permitted by law, including indemnification of Expenses, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any Proceeding arising out of such person’s services as a director or executive officer. The Indemnification Agreement also sets forth certain exclusions from such indemnification rights, procedures with respect to requesting and obtaining indemnification, advancement of Expenses and other customary provisions. The Indemnification Agreement is intended to provide indemnification rights to the fullest extent permitted under the Nevada Revised Statues and shall be in addition to any other rights the directors and executive officers may have under the Company’s Amended and Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws.

Terms used herein and otherwise undefined have the meanings given them in the Indemnification Agreement. The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

To the extent required by Item 5.02 of Form 8-K, the information in Item 1.01 of this Current Report on Form 8-K, as it relates to the Company’s executive officers, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: February 18, 2021	By:	/s/ Patrick White
Patrick White
President and Chief Executive Officer